



Peoples BANCORP®

INVESTOR PRESENTATION

2ND QUARTER 2019















←22-51
WALL ST

NASDAQ: PEBO

WORKING
TOGETHER
BUILDING
SUCCESS

SAFE HARBOR STATEMENT

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "2018 Form 10-K"), and the earnings release for the 2nd quarter and six months ended June 30, 2019 (the "Second Quarter Earnings Release"), included in Peoples Current Report on Form 8-K furnished to the Securities and Exchange Commission ("SEC") on July 23, 2019, each which is available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com). As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its June 30, 2019 consolidated financial statements as part of its Quarterly Report on Form 10-Q to be filed with the SEC. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation.

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2018 Form 10-K under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Peoples BANCORP®

PROFILE
INVESTMENT
RATIONALE
CULTURE
STRATEGY

PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY

Peoples BANCORP®

FINANCIAL HOLDING COMPANY HEADQUARTERED IN MARIETTA, OHIO

Provides a broad range of banking, insurance and investment services.

CURRENT SNAPSHOT:

Assets: $4.3 billion; Loans: $2.8 billion

Deposits: $3.4 billion

Market Capitalization: $667.7 million

Assets Under Admin/Mgmt: $2.4 billion

CURRENT FOOTPRINT:

Demographics:

Median Income: $51,000

Key Industries:

Health Care

Manufacturing (plastics/petrochemicals)

Oil/Gas/Coal Activities (shale opportunities)

Education and Social Services

Tourism

Unemployment:

OH: 4.1% WV: 4.8%

KY: 4.0% US: 3.7%

Market data as of June 30, 2019. Unemployment data from https://www.bls.gov/lau as of May 2019. Financial data as of June 30, 2019.

PEBO GEOGRAPHIC FOOTPRINT

Peoples' footprint includes full service branches in Ohio, West Virginia and Kentucky.

Indicates footprint added by the First Prestonsburg Bancshares Inc. ("First Prestonsburg") acquisition.


OH
WV
KY
Lyndhurst
Beachwood
Cleveland
Munroe Falls
Cuyahoga Falls
Akron
Norton
75
77
Mount Vernon
Coshocton
Worthington
Newark
Heath
Cambridge
Byesville
Zanesville
Columbus
70
Baltimore
Lancaster
Caldwell
McConnelsville
New Martinsville
Sistersville
71
Carlisle
Franklin
Springboro
Waynesville
Sabina
Lebanon
Wilmington
Mason
Montgomery
Hamilton Township
New Vienna
Blanchester
Cincinnati
Milford
Hillsboro
Waverly
Madeira
Batavia
Williamsburg
Sardinia
32
Mount Orab
33
Nelsonville
Lowell
Marietta
Belpre
Reno
Athens
Vienna
Parkersburg
50
Morgantown
79
Wellston
Jackson
Pomeroy
Georgetown
Portsmouth
Gallipolis
Point Pleasant
Wheelersburg
South Shore
Greenup
Russell
Ashland
Summit
Huntington
Charleston
Georgetown
Lexington
64
421
Inez
Paintsville
Salyersville
Prestonsburg
Martin
Betsy Layne
Pikeville

Peoples BANCORP®

SUCCESS.

INVESTMENT RATIONALE

NASDAQ: PEBO

UNIQUE COMMUNITY BANKING MODEL

- Greater revenue diversity (31% non-interest income, excluding gains and losses) than the average $1 - 10 billion bank
- Strong community reputation and active involvement
- Local market teams capable of out-maneuvering larger banks
- More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, etc.)

STRONG, DIVERSE BUSINESSES EARNING NON-INTEREST INCOME

- 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health
- Wealth management - $2.4 billion in assets under administration and management, including brokerage, trust and retirement planning

CAPACITY TO GROW OUR FRANCHISE

- Strong capital and fundamentals to support M&A strategy
- Proven integration capabilities and scalable infrastructure

COMMITTED TO DISCIPLINED EXECUTION

- Strong, integrated enterprise risk management process
- Dedicated to delivering positive operating leverage
- Focused on business line performance and contribution, operating efficiency and credit quality

ATTRACTIVE DIVIDEND OPPORTUNITY

- Targeting 40% to 50% payout ratio
- Dividend paid increased from $0.15 per share for Q1 2016 to $0.34 for Q3 2019

OUR VALUES

PROMISE CIRCLE

Peoples' Employee Promise Circle represents how we do business and our never-ending pursuit of creating value for our clients. Our strategies to serve clients and enhance shareholder value often change, but our values remain constant.

CLIENTS FIRST
INTEGRITY ALWAYS
RESPECT FOR ALL
COMMITMENT TO COMMUNITY
LEAD THE WAY
EXCELLENCE IN EVERYTHING

OUR BRAND PROMISE

WE WILL WORK SIDE BY SIDE TO OVERCOME CHALLENGES AND SEIZE OPPORTUNITIES. WE LISTEN AND WORK WITH YOU. TOGETHER, WE WILL BUILD AND EXECUTE THOUGHTFUL PLANS AND ACTIONS, BLENDING OUR EXPERIENCE AND EXPERTISE, TO MOVE YOU TOWARD YOUR GOALS. OUR CORE DIFFERENCE IS PROVIDING YOU PEACE OF MIND, CONFIDENCE AND CLARITY IN YOUR FINANCIAL LIFE.

Peoples BANCORP®

PEBO PRODUCT CAPABILITIES

NASDAQ: PEBO

	NATIONAL BANKS					Peoples Bank	COMMUNITY BANKS				
	Chase	Wells Fargo	Bank of America	PNC	Huntington		City National	Community Trust	WesBanco	Park National	United Bank
PRODUCTS AND SERVICES											
Banking and Lending	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Trust and Investment Services	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bundled Retirement Plan Service	No	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bank Owned Insurance Agency	No	No	No	Yes	Yes	Yes ▲	No	No	Yes	Yes	No
GENERAL ONLINE AND MOBILE CAPABILITIES											
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ▲	Yes	No	No	Yes	Yes
Online Banking and Mobile App	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
ONLINE AND MOBILE PAYMENT CAPABILITIES											
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Biometrics and Passcode Login	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Zelle (Realtime P2P Payments)	Yes	Yes	Yes	Yes	Yes	Coming 2019	No	Yes	Yes	Yes	Yes
Apple Pay and Samsung Pay	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
ONLINE AND MOBILE CAPABILITIES TO PUT CUSTOMER IN CONTROL, PREVENT FRAUDULENT ACTIVITIES											
Positive Pay and Reverse Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes ▲	No	No	No	Yes	Yes
ACH Approval on Mobile	No	Yes	No	No	No	Yes	No	Yes	Yes	Yes	Yes
Positive Pay on Mobile	No	Yes	No	No	No	Yes ▲	No	Yes	No	Yes	Yes
Debit Card On/Off Switch	No	Yes	Yes	No	Yes	Yes ▲	Yes	Yes	No	Yes	No
Realtime Debit Card Notifications	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

Information based on competitor websites and is accurate as of July 11, 2019.

▲ Indicates PEBO has advantage over Community Bank group.

WORKING TOGETHER. BUILDING

PEBO MARKET INSIGHT

- Strongest deposit market share positions in more rural markets where we can affect pricing
- Presence near larger cities puts us in position to capture lending opportunities in more urban markets (e.g. Cleveland, Akron, Canton, Cincinnati and Columbus)

MSA	RANK	DEPOSIT ($000)*	DEPOSIT MARKET SHARE (%)
MARIETTA, OH	1	706,482	46.79%
WILMINGTON, OH	1	210,914	34.21%
CAMBRIDGE, OH	1	219,162	34.22%
COSHOCTON, OH	2	113,920	22.47%
PORTSMOUTH, OH	3	129,467	16.22%
POINT PLEASANT, OH	3	82,809	22.64%
ATHENS, OH	3	88,222	12.22%
JACKSON, OH	4	63,993	15.71%
PARKERSBURG / VIENNA, WV	7	112,015	6.92%
ZANESVILLE, OH	7	22,584	1.58%
MOUNT VERNON, OH	9	10,963	1.32%
CINCINNATI, OH-KY-IN	14	414,826	0.37%
HUNTINGTON / ASHLAND, WV-KY-OH	17	126,837	2.22%
AKRON, OH	19	87,722	0.63%
CLEVELAND / ELYRIA, OH	24	115,658	0.17%
COLUMBUS, OH	28	97,136	0.14%
NON MSA		348,717	
TOTAL		**2,951,427**	

Source: S&P Global Market Intelligence @ 6/30/18
From Annual Summary of Deposits Report

PEBO'S GO TO MARKET PROPOSITION OF INSURANCE, INVESTMENT AND BANKING IS UNIQUE TO OUR FOOTPRINT AND ENABLES A COMPLETE FINANCIAL RELATIONSHIP WITH OUR CLIENTS

Peoples has been in the banking business since 1902

Peoples Insurance is among the 20 largest bank-owned insurance agencies in the United States

Peoples has financial advisors to meet individual and business (401(k)) needs

16 Market Teams made up of professionals from all lines of business

TOP 250 MOST PROFITABLE CLIENTS


40%
35%
30%
25%
20%
15%
10%
5%
0%
36%
9%
25%
29%
16%
24%
% WITH INSURANCE
% WITH INVESTMENT
OLD MARKETS
NEW MARKETS
TOTAL

Data as of March 31, 2019
Old Markets are KY, WV, SE Ohio, Cambridge and Columbus
New Markets are SW and NE Ohio (including Coshocton)

STRATEGIC ROAD MAP FOR BEST COMMUNITY BANK IN AMERICA

- Commitment to Superior Shareholder Returns
- Clients' 1st Choice for Banking, Investing and Insurance
- Great Place to Work
- Meaningful Impact on Our Communities

RESPONSIBLE RISK MANAGEMENT

- Embrace Our Way of Life
- Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance
- Do Things Right the First Time
- Raise Your Hand
- Discover the Root Cause
- Excel at Change Management

EXTRAORDINARY CLIENT EXPERIENCE

- Delight the Client
- Deliver Expert Advice and Solutions
- Provide a Consistent Client Experience
- Lead Meaningful Client Reviews
- Evolve the Mobile Experience
- DWYSYWD

PROFITABLE REVENUE GROWTH

- Acquire, Grow and Retain Clients
- Earn Client Referrals
- Understand Client Needs and Concerns
- Live the Sales and Service Processes
- Value Our Skills and Expertise
- Operate Efficiently
- Execute Thoughtful Mergers and Acquisitions

FIRST CLASS WORKPLACE

- Hire for Values
- Strive for Excellence
- Invest in Each Other
- Promote a Culture of Learning
- Coach in Every Direction
- Recognize and Reward Performance
- Balance Work and Life
- Cultivate Diversity
- Spread Goodness

Peoples BANCORP®

STRATEGIC **PRIORITIES** FINANCIAL **RESULTS**

STRATEGIC PRIORITIES AND FINANCIAL RESULTS

POSITIVE OPERATING LEVERAGE

- Expand revenue versus expense growth gap beyond 2% (PAGE 27)
- Focused on sustainable revenue growth (PAGE 28)
- Disciplined expense management (PAGE 29)
- Drive core efficiency ratio below 60% (PAGES 30-31)

SUPERIOR ASSET QUALITY

- Preserve key metrics superior to most of our peers (PAGE 32)
- Balance growth with prudent credit practices (PAGES 33-35)
- Improve diversity within the loan portfolio (PAGE 36)

HIGH QUALITY BALANCE SHEET

- Achieve meaningful loan growth each year (PAGE 37)
- Maintain emphasis on core deposit growth (PAGES 38-39)
- Adjust earning asset mix by shifting investments to loans (PAGE 40)
- Prudent use of capital - dividends, share repurchases & acquisitions (PAGES 41-42)

STRATEGIC TARGETS

NASDAQ: PEBO

	METRICS	YTD 12/31/18	YTD 6/30/19	3-YEAR STRATEGIC TARGET RANGE*	STATUS AS OF 6/30/19
IMPROVE ASSET QUALITY	NPAs as a percent of total loans and OREO (1)	0.71%	0.71%	0.70% to 1.00%	✔
	Annualized net charge-offs as a percent of average total loans	0.15%	-0.06%	0.30% to 0.50%	✔
ADJUST BALANCE SHEET MIX	Total loans to total assets	68.37%	66.26%	72.0% to 77.5%	
	Total loans to total deposits	92.33%	84.24%	85.0% to 95.0%	
	Demand Deposit Accounts (DDAs) to total deposits	39.98%	37.27%	40.0% to 45.0%	
	Borrowings to total funding	13.62%	7.49%	15.0% to 20.0%	✔
HIGH QUALITY, DIVERSIFIED REVENUE STREAM	Total revenue growth versus prior year period	12.54%	11.35%	5% to 9%	✔
	Non-interest income, excluding gains and losses, to total revenue	30.63%	30.85%	35% to 40%	
STRONG CAPITAL POSITION	Total stockholders' equity to total assets	13.03%	13.54%	12% to 14%	✔
	Tangible equity to tangible assets (2)	9.35%	9.56%	8% to 10%	✔
OPERATING LEVERAGE	Net interest margin (3)	3.71%	3.78%	3.6% to 3.8%	✔
	Efficiency ratio adjusted for non-core items (2)	61.32%	61.19%	Below 60%	
EXECUTE ON STRATEGIES	Return on average stockholders' equity adjusted for non-core items (2)	10.46%	11.07%	11.5% to 13.0%	
	Return on average assets adjusted for non-core items (2)	1.32%	1.47%	1.45% to 1.55%	✔
	Pre-provision net revenue adjusted for non-core items / total average assets (2)	1.77%	1.49%	Over 1.80%	
	Dividend payout (4)	46.65%	53.84%	40% to 50%	✔

(1) Nonperforming loans include loans 90+ days past due and accruing, renegotiated loans and nonaccrual loans. Nonperforming assets (NPAs) include nonperforming loans and Other Real Estate Owned (OREO).
(2) Non-US GAAP financial measure. See Appendix.
(3) Information presented on a fully tax-equivalent basis.
(4) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 3 Year Strategic Planning Period = 2019-2021

Peoples BANCORP®

SUCCESS.

FINANCIAL EXPECTATIONS - 2019

- Organic loan growth of 3% to 5% for the full year of 2019.
- We expect an increase in credit costs through the remainder of 2019. We anticipate the third and fourth quarter levels to be somewhat similar to the quarterly levels from 2018.
- We believe net interest margin will be between 3.70% and 3.75% for the full year, as we anticipate two rate cuts will occur during the remainder of 2019.
- Quarterly non-interest income, excluding net gains and losses, is expected to be between $15 million and $16 million for each of the remaining two quarters.
- We expect non-interest expense in the third and fourth quarters of 2019 to be between $32.0 million and $33.0 million.
- Our target efficiency ratio for 2019 is between 59% and 61%.
- We expect to generate positive operating leverage, adjusted for one-time costs, for the full year.
- We anticipate our effective tax rate to be between 19% and 19.5% for 2019.

STOCK PERFORMANCE

NASDAQ: PEBO

TOTAL ANNUAL RETURN
AS OF JUNE 30, 2019



1-YEAR
3-YEAR
5-YEAR
20%
15%
10%
5%
0%
-5%
-10%
-15%
PEBO
PEER GROUP
RUSSELL 2000 FINANCIAL SERVICES
RUSSELL 2000
S&P 500
-11.4%
-7.9%
-2.1%
-3.3%
10.4%
17.5%
15.5%
11.6%
12.9%
14.7%
7.1%
13.0%
8.6%
7.0%
10.7%

Total Return includes impact of dividends

Peers include: SRCE, CHCO, CCNE, CTBI, FMNB, FISI, FCF, FDEF, THFF, FRME, GABC, HBNC, LKFN, PRK, STBA, SYBT, TMP, TSC, UCFC, NWBI, SMMF

Source: Bloomberg

Peoples BANCORP

SUCCESS.

2019 ACQUISITION

2019 ACQUISITION

FIRST PRESTONSBURG TRANSACTION

First Prestonsburg was merged into Peoples on April 12, 2019, and First Prestonsburg's wholly-owned subsidiary, First Commonwealth Bank of Prestonsburg, Inc. was merged into Peoples Bank.

- Nine full service branches in and around the Prestonsburg and Pikeville markets in eastern Kentucky have become Peoples Bank branches
- First Prestonsburg Bancshares Inc. ranked in the top three in market share in four of the five counties in which it operated
- Opportunity to gain synergies with existing insurance operation in the area
- Will provide liquidity as the balance sheet expands

First Commonwealth Bank Member FDIC

TRANSACTION SUMMARY	
CONSIDERATION PAID	$43.7 MILLION
*GROSS LOAN MARK	5%
ESTIMATED ONE-TIME COSTS	$8 MILLION
CLOSING /CONVERSION DATE	APRIL 12, 2019

FINANCIAL SUMMARY AS OF 04/12/19*

- TOTAL ASSETS = $294 MILLION
- TOTAL LOANS = $130 MILLION
- TOTAL DEPOSITS = $257 MILLION

FINANCIAL IMPACT

- ADDED $0.02 PER SHARE IN Q2 2019

*Preliminary marks recorded during the second quarter 2019.

Q2 & YTD 2019 FINANCIAL PERFORMANCE

Q2 & YTD 2019
FINANCIAL PERFORMANCE

Q2 & YTD 2019 PERFORMANCE HIGHLIGHTS

- SUCCESSFUL CLOSE AND CONVERSION OF FIRST PRESTONSBURG
- RETURN ON AVERAGE ASSETS OF 0.91% FOR THE SECOND QUARTER OF 2019, ADJUSTED RETURN ON AVERAGE ASSETS OF 1.44%
- QUARTERLY ANNUALIZED NET CHARGE-OFF RATE OF 3 BASIS POINTS
- GROWTH OF 10% IN NET INTEREST INCOME COMPARED TO THE SECOND QUARTER OF 2018
- 3 BASIS POINT INCREASE IN NET INTEREST MARGIN COMPARED TO THE SECOND QUARTER OF 2018 TO 3.77%
- INCREASE OF 13% IN NON-INTEREST INCOME, EXCLUDING NET GAINS AND LOSSES, COMPARED TO THE SECOND QUARTER OF 2018
- IMPROVED THE EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS FROM 62.21% IN Q1 2019 TO 60.21% IN Q2 2019
- PRE-PROVISION NET REVENUE TO TOTAL AVERAGE ASSETS WAS 1.49% FOR THE SIX MONTHS ENDED JUNE 30, 2019, AND PRE-PROVISION NET REVENUE TO TOTAL AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS WAS 1.84%
- INCREASE IN TANGIBLE BOOK VALUE PER SHARE TO $18.89 AT JUNE 30, 2019, FROM $17.17 AT JUNE 30, 2018

2019 BUSINESS HIGHLIGHTS

COMMERCIAL BANKING

- Loan growth hampered by payoffs, but commercial production was up approximately 40% compared to the first six months of 2018
- $25 million lending "house limit" although legal limit is over $50 million
- Commercial loan swap fees have more than doubled in the first six months of 2019 as compared to 2018

RETAIL BANKING

- Indirect loans grew by $46 million, or 12%, since June 30, 2018
- Consumer demand deposit accounts at 40.8% of total consumer deposits

INSURANCE

- Commercial property & casualty lines comprised 51.9% of revenue
- Expanding life & health segment comprised 12.1% of revenue

TRUST AND INVESTMENTS

- $2.4 billion in assets under administration and management
- Trust and investment income was up 5.2% compared to the second quarter of 2018
- Retirement plan services income was up 10.5% compared to the second quarter of 2018

Peoples BANCORP®

ADJUSTED OPERATING LEVERAGE

EXPECT TO GENERATE POSITIVE OPERATING LEVERAGE, ADJUSTED FOR NON-CORE ITEMS, FOR THE FULL YEAR OF 2019.

VERSUS THE SAME QUARTER IN THE PRIOR YEAR, ADJUSTED OPERATING LEVERAGE HAS BEEN POSITIVE FOR SEVEN OF THE PAST NINE QUARTERS.


8%
7%
6%
5%
4%
3%
2%
1%
0%
Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19

VERSUS THE PRIOR YEAR, ADJUSTED OPERATING LEVERAGE WAS POSITIVE FOR FISCAL YEARS 2016 THROUGH YTD-2019.


5%
4%
3%
2%
1%
0%
FY-16 FY-17 FY-18 YTD-19

Adjusted operating leverage is a non-US GAAP financial measure calculated as the difference between total revenue (which is net interest income plus total non interest income (excluding all gains and losses)) growth and non-interest expense growth, on a percentage basis, excluding the impact of acquisition-related expenses and pension settlement charges.

24% INCREASE IN TOTAL REVENUE FROM Q2-17 TO Q2-19.



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($ THOUSANDS)
$13,590
$12,610
$13,119
$14,894
$13,807
$14,341
$14,192
$15,581
$15,639
$28,090
$29,220
$29,122
$29,359
$32,808
$33,324
$34,121
$33,914
$36,049
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
NET INTEREST INCOME
NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES

Beginning in the second quarter of 2018, Peoples benefited from the acquisition of ASB Financial Corp ("ASB"). Additionally, beginning in the second quarter of 2019, Peoples benefited from the acquisition of First Prestonsburg.

Peoples BANCORP®

CORE NON-INTEREST EXPENSE*

THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, OUR MOVE TO A $15 MINIMUM WAGE, AN INCREASE IN FTE'S FOR GROWTH AND TECHNOLOGY INVESTMENTS. WE EXPECT QUARTERLY EXPENSES TO BE IN THE RANGE OF $32.0 MILLION AND $33.0 MILLION FOR THE REMAINING 2019 QUARTERS.



($ THOUSANDS) NOT TO SCALE
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$889
$1,049
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18**
Q3-18
Q4-18
Q1-19
Q2-19**
CORE NON-INTEREST EXPENSES*
EXPENSES RESULTING FROM ACQUISITIONS**

* Non-US GAAP financial measure. See Appendix.

** Q2 2018 and Q2 2019 included a partial quarter of expenses resulting from the ASB and FCB acquisitions, respectively, such as salaries and occupancy expenses.

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS*

NASDAQ: PEBO

EFFICIENCY RATIO HAS IMPROVED AS A RESULT OF EXPENSE CONTROL AND REVENUE GROWTH.

2% IMPROVEMENT FROM Q2 2017 TO Q2 2019



NOT TO SCALE
66%
65%
64%
63%
62%
61%
60%
61.19%
60.74%
60.71%
61.42%
62.03%
60.80%
61.04%
62.21%
60.21%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

9% IMPROVEMENT FROM FY 2015 TO YTD 2019



NOT TO SCALE
68%
67%
66%
65%
64%
63%
62%
61%
60%
59%
58%
67.49%
64.30%
61.85%
61.32%
61.19%
FY-15
FY-16
FY-17
FY-18
YTD-19

*The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amount represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, acquisition-related expenses, pension settlement charges, amortization of other intangible assets and uses fully tax-equivalent net interest income. See Appendix.

Peoples BANCORP®

SUCCESS.

DEPOSITS PER BRANCH

NASDAQ: PEBO

DEPOSITS PER FULL SERVICE BRANCH HAVE TRENDED UPWARD SINCE 2015, ASSISTING US IN BEING A MORE EFFICIENT BANK.



TOTAL DEPOSITS PER FULL SERVICE BRANCH
($ MILLIONS) NOT TO SCALE
$50
$40
$30
$20
80
75
70
65
60
12/2015
12/2016
12/2017
12/2018
06/2019
DEPOSITS / FULL SERVICE BRANCH
NUMBER OF FULL SERVICE BANK BRANCHES

FOCUS ON STEADILY GROWING LOANS AND DEPOSITS, MANAGING EXPENSES AND INCREASING OPERATING LEVERAGE HAS RESULTED IN IMPROVEMENT IN KEY FINANCIAL METRICS.

RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS [1, 2]


2.0%
1.5%
1.0%
0.5%
0.0%
0.97%
1.08%
1.32%
1.47%
FY-16
FY-17
FY-18
YTD-19

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS [1, 2]


NOT TO SCALE
18%
16%
14%
12%
10%
8%
12.31%
13.13%
16.27%
16.90%
FY-16
FY-17
FY-18
YTD-19

TANGIBLE BOOK VALUE PER SHARE


NOT TO SCALE
$20
$19
$18
$17
$16
$15
$14
$15.89
$17.17
$18.30
$18.89
FY-16
FY-17
FY-18
YTD-19

PPNR ADJUSTED FOR NON-CORE ITEMS [1, 2]
PPNR TO TOTAL AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS [1, 2]


($ MILLIONS)
NOT TO SCALE
$70
$60
$50
$40
$30
$49.0
$58.6
$68.4
$37.5
1.48%
1.67%
1.77%
1.84%
2.15%
2.05%
1.95%
1.85%
1.75%
1.65%
1.55%
1.45%
FY-16
FY-17
FY-18
YTD-19

1 Non-US GAAP financial measure. See Appendix. 2 Presented on an annualized basis.

ASSET QUALITY - NPAS / ASSETS

NPAS AS A PERCENTAGE OF TOTAL ASSETS HAVE CONSISTENTLY BEEN SUPERIOR TO MIDWEST BANKS WITH $1 TO $10 BILLION IN TOTAL ASSETS.


NPAS / ASSETS
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.57%
0.56%
0.49%
0.48%
0.46%
0.46%
0.49%
0.45%
0.47%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
$1 TO $10 BILLION MIDWEST BANKS
PEBO

Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned.

NPAS AT 6/30/19 WERE PRIMARILY COMPOSED OF WELL-COLLATERALIZED COMMERCIAL REAL ESTATE AND RESIDENTIAL REAL ESTATE LOANS, CONSISTENT WITH TREND NOTED IN RECENT QUARTERS.


$ MILLIONS
$30
$25
$20
$15
$10
$5
$0
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
CRE
RESIDENTIAL
C&I
HELOC
CONSUMER

Peoples BANCORP®

CRITICIZED LOANS AS A PERCENT OF TIER 1 CAPITAL AND ALLL HAVE BEEN AT OR NEAR AN 18-YEAR LOW FOR THE PAST TWO QUARTERS.


CRITICIZED LOANS / TIER 1 CAPITAL + ALLL *
CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *
40%
35%
30%
25%
20%
15%
10%
5%
0%
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
30.4%
29.9%
30.1%
32.3%
27.4%
25.6%
32.2%
31.3%
30.0%
28.1%
21.5%
22.7%
16.5%
17.4%
16.8%
15.4%
11.7%
13.1%
12.4%
14.4%
12.4%
10.8%
11.3%
14.8%

*In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

LOAN COMPOSITION REFLECTS HEALTHY RISK DIVERSITY.

TOTAL LOAN PORTFOLIO* = $2.8 BILLION


1
2
3
4
5
6
7

1 COMMERCIAL REAL ESTATE (CRE) 29.7%
2 COMMERCIAL & INDUSTRIAL 21.2%
3 RESIDENTIAL REAL ESTATE 22.9%
4 HOME EQUITY LINES OF CREDIT 4.6%
5 CONSUMER, INDIRECT 14.8%
6 CONSUMER, DIRECT 2.9%
7 CONSTRUCTION 3.9%

TOTAL CRE PORTFOLIO** = $1.0 BILLION


1
2
3
4
5
6
7
8
9
10
11
12
13

1 MULTI FAMILY 10%
2 MIXED USE 13%
3 RESIDENTIAL CONSTRUCTION 2%
4 LIGHT INDUSTRIAL 7%
5 CHILD CARE 2%
6 EDUCATIONAL SERVICES 3%
7 OFFICE 14%
8 RETAIL 7%
9 LODGING 3%
10 WAREHOUSE 6%
11 ASSISTED LIVING 7%
12 LAND 2%
13 OTHER 23%

Data as of June 30, 2019.
*Excludes deposit overdrafts.
**Total CRE includes commercial real estate and construction loans, and exposure includes commitments.

Peoples BANCORP®

TOTAL LOAN GROWTH

NASDAQ: PEBO

TOTAL LOAN GROWTH OF 24% AND ORGANIC LOAN GROWTH OF 10% COMPARED TO JUNE 30, 2017.



($ MILLIONS) NOT TO SCALE
$2,900
$2,800
$2,700
$2,600
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
$2,294
$2,327
$2,357
$2,402
$2,458
$229
$2,708
$2,729
$2,738
$2,709
$125
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
TOTAL LOANS EXCEPT ASB & FIRST PRESTONSBURG*
ASB & FIRST PRESTONSBURG* ACQUIRED LOANS
AVERAGE LOAN BALANCES

*Loans acquired during the period in acquisitions are represented in the green bar above.

WORKING TOGETHER. BUILDING

TOTAL DEPOSITS WERE UP 14% COMPARED TO JUNE 30, 2018. FOR THE QUARTER ENDED JUNE 30, 2019, COST OF DEPOSITS WAS 0.70%.


($ MILLIONS) NOT TO SCALE
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$2,730
$2,813
$2,949
$3,041
$2,955
$3,137
$3,364
42%
41%
39%
38%
40%
38%
37%
DDAs
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
NON-INTEREST-BEARING DDAS**
INTEREST-BEARING DDAS**
SAVINGS ACCOUNTS
RETAIL CERTIFICATES OF DEPOSIT
MONEY MARKET DEPOSIT ACCOUNTS
GOVERNMENTAL DEPOSIT ACCOUNTS
BROKERED CERTIFICATES OF DEPOSIT
ASB AND FIRST PRESTONSBURG ACQUIRED DEPOSITS*

*Deposits acquired in the ASB and First Prestonsburg acquisitions are represented in the green bar above.
** DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts.

Peoples BANCORP®

PEOPLES HAS MAINTAINED LOW DEPOSIT AND FUNDING COSTS RELATIVE TO BANKS IN THE $2B TO $10B UNIVERSE, MIDWEST BANKS AND THE BANKING INDUSTRY AS A WHOLE.


PEBO AND PEER GROUP DEPOSIT METRICS OVER TIME
100%
80%
60%
40%
20%
0%
-20%
9%
8%
21%
12%
21%
12%
13%
-4%
25%
12%
46%
36%
64%
53%
45%
20%
41%
21%
22%
25%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q1-17-Q2-19
Cumulative
PEBO
MEAN OF THE BANKS IN THE $2B TO $10B UNIVERSE

Source: Keefe, Bruyette & Woods, Inc., except PEBO Cumulative: Q1 2017 to Q4 2018.

SINCE 2013, THE PERCENTAGE OF EARNING ASSETS COMPOSED OF INVESTMENTS HAS DECREASED, WHILE THE PERCENTAGE COMPOSED OF LOANS HAS INCREASED.


$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
TOTAL EARNING ASSETS (IN $BILLIONS)
80%
70%
60%
50%
40%
30%
20%
PERCENTAGE OF TOTAL EARNING ASSETS
64%
69%
70%
72%
73%
76%
74%
36%
31%
30%
28%
27%
24%
26%
FY-13
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19
INVESTMENTS
LOANS
INVESTMENTS %
LOANS %

Peoples BANCORP®

SUCCESS.

PRUDENT USE OF CAPITAL

ACQUISITIONS

- Bank acquisitions completed in 2014 (3), 2015 (1), 2018 (1), and 2019 (1)
- Insurance acquisitions completed in 2014 (1), 2015 (1), and 2017 (2)
- One investment acquisition was completed in 2016

CAPITAL PRIORITIES

- Organic growth
- Dividends
- Acquisition activities

DIVIDENDS

- Consistently evaluate dividend and adjust accordingly - annualized dividend yield at June 30, 2019 was 3.97%.
- On a percentage basis, dividend growth has outpaced earnings per share growth for the last two years.

CASH DIVIDENDS DECLARED PER SHARE


$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.15
$0.16
$0.16
$0.17
$0.20
$0.20
$0.22
$0.22
$0.26
$0.28
$0.28
$0.30
$0.30
$0.34
$0.34
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19

Peoples BANCORP®

CRE CONCENTRATION **ANALYSIS**

CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK.

- Exposure levels also compare favorably to peer institution concentration levels.
- Concentration levels have improved relative to peers on a linked quarter basis.


PEER BANK SUBS - CRE LOANS / RISK-BASED CAPITAL
400%
350%
300%
250%
200%
150%
100%
50%
0%
220%
143%
STBA TSC FDEF FCF TMP CCNE GABC Universe $1-$10B HBNC CHCO SYBT FRME LKFN SMMF FISI CTBI UCFC NWBI PEBO FMNB PRK THFF SRCE

300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 3/31/19. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2019.

Note: For the following peers, 3/31/19 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB.

PEER BANK SUBS - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL


110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE
45%
32%
UCFC
CCNE
SYBT
FDEF
LKFN
SMMF
Universe $1-$10 B
FRME
FISI
HBNC
GABC
STBA
FCF
PEBO
TMP
FMNB
PRK
NWBI
TSC
THFF
CTBI
CHCO
SRCE

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 3/31/19. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2019.

Note: For the following peers, 3/31/19 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB.

Peoples BANCORP®

INSURANCE & INVESTMENT
INCOME COMPOSITION

TOTAL INSURANCE REVENUE FOR THE TRAILING TWELVE MONTHS FROM 6/30/19 = $14.9 MILLION.



5
1
4
3
2

INSURANCE REVENUE*

1 P&C COMMERCIAL LINES 55.9%
2 PERFORMANCE BASED** 10.2%
3 P&C PERSONAL LINES 15.5%
4 OTHER 4.2%
5 LIFE & HEALTH 14.2%

* Trailing Twelve Months from 6/30/19.

** Approximately 90% attributable to P&C Commercial Lines

TOTAL INVESTMENT REVENUE FOR THE TRAILING TWELVE MONTHS FROM 6/30/19 = $12.8 MILLION.


3
1
2

INVESTMENT REVENUE*

1 FIDUCIARY 52.4%

2 BROKERAGE 31.8%

3 EMPLOYEE BENEFITS 15.8%

* Trailing Twelve Months from 6/30/19.

Q2 2019 FINANCIAL PERFORMANCE APPENDIX

Q2 2019 APPENDIX

Peoples BANCORP®

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-16	FY-17	FY-18	YTD-19
Income before income taxes	$ 45,282	$ 57,203	$ 54,941	$ 29,582
Add: Provision for loan losses	3,539	3,772	5,448	363
Add: Loss on debt extinguishment	707	-	13	-
Add: Loss on OREO	34	116	35	48
Add: Loss on securities	1	-	147	27
Add: Loss on other assets	427	-	469	427
Add: Loss on other transactions	-	-	75	-
Less: Recovery of loan losses	-	-	-	-
Less: Gain on OREO	-	-	14	-
Less: Gains on securities	931	2,983	1	-
Less: Gains on other assets	35	28	76	-
Less: Gains on other transactions	-	25	168	-
Pre-provision net revenue	**$ 50,368**	**$ 58,055**	**$ 60,869**	**$ 30,447**
Average assets *(in millions)*	$ 3,320	$ 3,510	$ 3,872	$ 4,113
Pre-provision net revenue to average assets (a)	1.52%	1.65%	1.57%	1.49%

(a) Presented on an annualized basis

PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding acquisition-related costs and pension settlement charges, plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-16	FY-17	FY-18	YTD-19
Income before income taxes	$ 45,282	$ 57,203	$ 54,941	$ 29,582
Add: System upgrade revenue waived	85	-	-	-
Add: Acquisition-related costs	-	341	7,262	7,023
Add: Pension settlement charges	-	242	267	-
Add: Provision for loan losses	3,539	3,772	5,448	363
Add: Loss on debt extinguishment	707	-	13	-
Add: Loss on OREO	34	116	35	48
Add: Loss on securities	1	-	147	27
Add: Loss on other assets	427	-	469	427
Add: Loss on other transactions	-	-	75	-
Less: Recovery of loan losses	-	-	-	-
Less: Gain on OREO	-	-	14	-
Less: Gains on securities	931	2,983	1	-
Less: Gains on other assets	35	28	76	-
Less: Gains on other transactions	-	25	168	-
Pre-provision net revenue	**$ 50,368**	**$ 58,638**	**$ 68,398**	**$ 37,470**
Average assets *(in millions)*	$ 3,320	$ 3,510	$ 3,872	$ 4,113
Pre-provision net revenue to average assets (a)	1.52%	1.67%	1.77%	1.84%

(a) Presented on an annualized basis

APPENDIX
NON-US GAAP MEASURES

NASDAQ: PEBO

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure used to evaluate Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.

($ in Thousands)	FY-16	FY-17	FY-18	YTD-19
Total non-interest income	$ 50,867	$ 55,573	$ 56,754	$ 30,718
Less: net gain (loss) on investment securities	930	2,983	(146)	(27)
Less: net loss on asset disposals and other transactions	(1,133)	(63)	(334)	(475)
Total non-interest income excluding gains and losses	$ 51,070	$ 52,653	$ 57,234	$ 31,220
Plus: core baking system conversion revenue waived	85	-	-	-
Core non-interest income excluding net gains and losses	**$ 51,155**	**$ 52,653**	**$ 57,234**	**$ 31,220**

($ in Thousands)	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19
Total non-interest income	$ 13,717	$ 14,446	$ 13,739	$ 14,969	$ 13,255	$ 14,353	$ 14,177	$ 15,429	$ 15,289
Less: net gain (loss) on investment securities	18	1,861	764	1	(147)	-	-	30	(57)
Less: net gain (loss) on asset disposals and other transactions	109	(25)	(144)	74	(405)	12	(15)	(182)	(293)
Total non-interest income excluding gains and losses	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192	$ 15,581	$ 15,639
Core non-interest income excluding net gains and losses	**$ 13,590**	**$ 12,610**	**$ 13,119**	**$ 14,894**	**$ 13,807**	**$ 14,341**	**$ 14,192**	**$ 15,581**	**$ 15,639**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-16	FY-17	FY-18	YTD-19
Total non-interest expense	$ 106,911	$ 107,975	$ 125,977	$ 70,736
Less: system conversion expenses	1,259	-	-	-
Less: acquisition-related expenses	-	341	7,262	7,023
Less: pension settlement charges	-	242	267	-
Total non-core expenses	$ 1,259	$ 583	$ 7,529	$ 7,023
Core non-interest expense	**$ 105,652**	**$ 107,392**	**$ 118,448**	**$ 63,713**

($ in Thousands)	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19
Total non-interest expense	$ 26,680	$ 26,558	$ 27,406	$ 28,221	$ 35,971	$ 30,829	$ 30,956	$ 31,860	$ 38,876
Less: acquisition-related expenses	-	-	341	149	6,056	675	382	253	6,770
Less: pension settlement charges	-	-	242	-	-	176	91	-	-
Total non-core expenses	$ -	$ -	$ 583	$ 149	$ 6,056	$ 851	$ 473	$ 253	$ 6,770
Core non-interest expense	**$ 26,680**	**$ 26,558**	**$ 26,823**	**$ 28,072**	**$ 29,915**	**$ 29,978**	**$ 30,483**	**$ 31,607**	**$ 32,106**

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	**FY-16**	**FY-17**	**FY-18**	**YTD-19**
Total non-interest expense	$ 106,911	$ 107,975	$ 125,977	$ 70,736
Less: amortization of other intangible assets	4,030	3,516	3,338	1,518
Adjusted total non-interest expense (Efficiency ratio numerator)	**$ 102,881**	**$ 104,459**	**$ 122,639**	**$ 69,218**
Total non-interest income excluding net gains and losses	$ 51,070	$ 52,653	$ 57,234	$ 31,220
Net interest income	104,865	113,377	129,612	69,963
Add: fully tax-equivalent adjustment (a)	2,027	1,912	881	467
Net interest income on a fully tax-equivalent basis	$ 106,892	$ 115,289	$ 130,493	$ 70,430
Adjusted revenue (Efficiency ratio denominator)	**$ 157,962**	**$ 167,942**	**$ 187,727**	**$ 101,650**
Efficiency ratio	65.13%	62.20%	65.33%	68.09%

(a) Based on a 21% statutory federal corporate income tax rate for 2019 and 2018 and a 35% statutory federal corporate income tax rate for prior periods.

EFFICIENCY RATIO

Continued from previous page.

($ in Thousands)	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19
Total non-interest expense	$ 26,680	$ 26,558	$ 27,406	$ 28,221	$ 35,971	$ 30,829	$ 30,956	$ 31,860	$ 38,876
Less: amortization of other intangible assets	871	869	913	754	861	862	861	694	824
Adjusted total non-interest expense (Efficiency ratio numerator)	**$ 25,809**	**$ 25,689**	**$ 26,493**	**$ 27,467**	**$ 35,110**	**$ 29,967**	**$ 30,095**	**$ 31,166**	**$ 38,052**
Total non-interest income excluding net gains and losses	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192	$ 15,581	$ 15,639
Net interest income	28,090	29,220	29,122	29,359	32,808	33,324	34,121	33,914	36,049
Add: fully tax-equivalent adjustment (a)	496	460	440	227	223	221	212	200	267
Net interest income on a fully tax-equivalent basis	$ 28,586	$ 29,680	$ 29,562	$ 29,586	$ 33,031	$ 33,545	$ 34,333	$ 34,114	$ 36,316
Adjusted revenue (Efficiency ratio denominator)	**$ 42,176**	**$ 42,290**	**$ 42,681**	**$ 44,480**	**$ 46,838**	**$ 47,886**	**$ 48,525**	**$ 49,695**	**$ 51,955**
Efficiency ratio	61.19%	60.74%	62.07%	61.75%	74.96%	62.58%	62.02%	62.71%	73.24%

(a) Based on a 21% statutory federal corporate income tax rate for 2019 and 2018 and a 35% statutory federal corporate income tax rate for prior periods.

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amounts represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, core banking system conversion revenue and expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-16	FY-17	FY-18	YTD-19
Core non-interest expense	$ 105,652	$ 107,392	$ 118,448	$ 63,713
Less: amortization of other intangible assets	4,030	3,516	3,338	1,518
Adjusted core non-interest expense (Efficiency ratio numerator)	**$ 101,622**	**$ 103,876**	**$ 115,110**	**$ 62,195**
Core non-interest income excluding net gains and losses	$ 51,155	$ 52,653	$ 57,234	$ 31,220
Net interest income on a fully tax-equivalent basis (a)	$ 106,892	$ 115,289	$ 130,493	$ 70,430
Adjusted core revenue (Efficiency ratio denominator)	**$ 158,047**	**$ 167,942**	**$ 187,727**	**$ 101,650**
Efficiency ratio adjusted for non-core items	64.30%	61.85%	61.32%	61.19%

(a) Based on a 21% statutory federal corporate income tax rate for 2019 and 2018 and a 35% statutory federal corporate income tax rate for prior periods.

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS

Continued from previous page.

($ in Thousands)	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19
Core non-interest expense	$ 26,680	$ 26,558	$ 26,823	$ 28,072	$ 29,915	$ 29,978	$ 30,483	$ 31,607	$ 32,106
Less: amortization of other intangible assets	871	869	913	754	861	862	861	694	824
Adjusted core non-interest expense (Efficiency ratio numerator)	**$ 25,809**	**$ 25,689**	**$ 25,910**	**$ 27,318**	**$ 29,054**	**$ 29,116**	**$ 29,622**	**$ 30,913**	**$ 31,282**
Core non-interest income excluding net gains and losses	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192	$ 15,581	$ 15,639
Net interest income on a fully tax-equivalent basis (a)	$ 28,586	$ 29,680	$ 29,562	$ 29,586	$ 33,031	$ 33,545	$ 34,333	$ 34,114	$ 36,316
Adjusted core revenue (Efficiency ratio denominator)	**$ 42,176**	**$ 42,290**	**$ 42,681**	**$ 44,480**	**$ 46,838**	**$ 47,886**	**$ 48,525**	**$ 49,695**	**$ 51,955**
Efficiency ratio adjusted for non-core items	61.19%	60.74%	60.71%	61.42%	62.03%	60.80%	61.04%	62.21%	60.21%

(a) Based on a 21% statutory federal corporate income tax rate for 2019 and 2018 and a 35% statutory federal corporate income tax rate for prior periods.

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19
Tangible Equity:							
Total stockholders' equity	$ 458,592	$ 456,815	$ 499,339	$ 504,290	$ 520,140	$ 535,121	$ 579,022
Less: goodwill and other intangible assets	144,576	143,820	163,953	163,401	162,085	161,242	188,038
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055	$ 373,879	$ 390,984
Tangible Assets:							
Total assets	$ 3,581,686	$ 3,634,929	$ 3,972,091	$ 4,003,089	$ 3,991,454	$ 4,017,119	$ 4,276,376
Less: goodwill and other intangible assets	144,576	143,820	163,953	163,401	162,085	161,242	188,038
Tangible assets	$ 3,437,110	$ 3,491,109	$ 3,808,138	$ 3,839,688	$ 3,829,369	$ 3,855,877	$ 4,088,338
Tangible Equity to Tangible Assets:							
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055	$ 373,879	$ 390,984
Tangible assets	$ 3,437,110	$ 3,491,109	$ 3,808,138	$ 3,839,688	$ 3,829,369	$ 3,855,877	$ 4,088,338
Tangible equity to tangible assets	9.14%	8.97%	8.81%	8.88%	9.35%	9.70%	9.56%
Tangible Book Value per Share:							
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055	$ 373,879	$ 390,984
Common shares outstanding	18,287,449	18,365,035	19,528,952	19,550,014	19,565,029	19,681,692	20,696,014
Tangible book value per share	$ 17.17	$ 17.04	$ 17.17	$ 17.44	$ 18.30	$ 19.00	$ 18.89

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19	FY-16	FY-17	FY-18	YTD-19
Annualized Net Income Excluding Amortization of Other Intangible Assets:									
Net income	$ 7,892	$ 12,725	$ 13,897	$ 14,369	$ 9,598	$ 31,157	$ 38,471	$ 46,255	$ 23,967
Add: amortization of other intangible assets	861	862	861	694	824	4,030	3,516	3,338	1,518
Less: tax effect (a) of amortization of other intangible assets	181	181	181	146	173	1,410	1,231	701	319
Net income excluding amortization of other intangible assets	$ 8,572	$ 13,406	$ 14,577	$ 14,917	$ 10,249	$ 33,777	$ 40,756	$ 48,892	$ 25,166
Days in the period	91	92	92	90	91	366	365	365	181
Days in the year	365	365	365	365	365	366	365	365	365
Annualized net income	$ 31,655	$ 50,485	$ 55,135	$ 58,274	$ 38,497	$ 31,157	$ 38,471	$ 46,255	$ 48,331
Annualized net income excluding amortization of other intangible assets	$ 34,382	$ 53,187	$ 57,833	$ 60,497	$ 41,109	$ 33,777	$ 40,756	$ 48,892	$ 50,749
Average Tangible Stockholders' Equity:									
Total average stockholders' equity	$489,876	$ 501,785	$507,890	$ 524,196	$564,992	$ 432,666	$ 450,379	$ 488,139	$ 544,706
Less: average goodwill and other intangible assets	161,600	163,615	162,790	161,673	185,081	147,981	144,696	158,115	173,442
Average tangible stockholders' equity	$328,276	$ 338,170	$ 345,100	$362,523	$ 379,911	$ 284,685	$ 305,683	$ 330,024	$ 371,264

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periods, and a 35% federal statutory tax rate for all other periods shown.

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

Continued from previous page.

($ in Thousands)	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19	FY-16	FY-17	FY-18	YTD-19
Return on Average Stockholders' Equity Ratio:									
Annualized net income	$ 31,655	$ 50,485	$ 55,135	$ 58,274	$ 38,497	$ 31,157	$ 38,471	$ 46,255	$ 48,331
Average stockholders' equity	$489,876	$ 501,785	$508,548	$ 524,196	$564,992	$ 432,666	$ 450,379	$ 488,139	$ 544,706
Return on average stockholders' equity	6.46%	10.06%	10.84%	11.12%	6.81%	7.20%	8.54%	9.48%	8.87%
Return on Average Tangible Stockholders' Equity Ratio:									
Annualized net income excluding amortization of other intangible assets	$ 34,382	$ 53,187	$ 57,833	$ 60,497	$ 41,109	$ 33,777	$ 40,756	$ 48,892	$ 50,749
Average tangible stockholders' equity	$328,276	$ 338,170	$345,758	$362,523	$ 379,911	$ 284,685	$ 305,683	$ 330,024	$ 371,264
Return on average tangible stockholders' equity	10.47%	15.73%	16.73%	16.69%	10.82%	11.86%	13.33%	14.81%	13.67%

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	Q3-18	Q4-18	Q1-19	Q2-19	FY-16	FY-17	FY-18	YTD-19
Return on average stockholders' equity:								
Annualized net income	$ 50,485	$ 55,135	$ 58,274	$ 38,497	$ 31,157	$ 38,471	$ 46,255	$ 48,331
Total average stockholders' equity	501,785	508,548	524,196	564,990	432,666	450,379	488,139	544,706
Return on average stockholders' equity	10.06%	10.84%	11.12%	6.81%	7.20%	8.54%	9.48%	8.87%
Return on average stockholders' equity adjusted for non-core items:								
Net income	$ 12,725	$ 13,897	$ 14,369	$ 9,598	$ 31,157	$ 38,471	$ 46,255	$ 23,967
Add: net loss on investment securities, net of tax (a)	-	-	-	45	-	-	115	21
Less: net gain on investment securities, net of tax (a)	-	-	(24)	-	-	(1,939)	-	-
Add: net loss on asset disposals and other transactions, net of tax (a)	-	12	144	231	-	41	264	375
Less: net gain on asset disposals and other transactions, net of tax (a)	(9)	-	-	-	-	-	-	-
Add: acquisition-related expenses, net of tax (a)	533	302	200	5,348	-	222	5,737	5,548
Add: pension settlement charges, net of tax (a)	139	72	-	-	-	157	211	-
Add: system conversion expenses	-	-	-	-	1,259	-	-	-
Less: release of deferred tax asset valuation allowance	-	(805)	-	-	-	-	(805)	-
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	-	-	-	-	-	(705)	-
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	-	-	-	-	-	897	-	-
Net income adjusted for non-core items	$ 13,388	$ 13,478	$ 14,689	$ 15,222	$ 32,416	$ 37,849	$ 51,072	$ 29,911
Annualized net income adjusted for non-core items	$ 53,115	$ 53,473	$ 58,572	$ 61,055	$ 32,416	$ 37,849	$ 51,072	$ 60,318
Total average stockholders' equity	501,785	508,548	524,196	564,990	432,666	450,379	488,139	544,706
Return on average stockholders' equity adjusted for non-core items	10.59%	10.51%	11.12%	10.81%	7.49%	8.40%	10.46%	11.07%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periods and 35% for the 2017 and 2016 periods.

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average tangible stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, the after tax impact of all gains and losses, acquisition-related expenses and pension settlement charges, and the after-tax impact of amortization of other intangible assets from earnings, and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19	FY-16	FY-17	FY-18	YTD-19
Return on average tangible stockholders' equity:									
Annualized net income excluding amortization of other intangible assets	$ 34,382	$ 53,187	$ 57,833	$ 60,497	$ 41,109	$ 33,777	$ 40,756	$ 48,892	$ 50,749
Total average tangible stockholders' equity	328,276	338,170	345,758	362,523	379,909	284,685	305,683	330,024	371,264
Return on average tangible stockholders' equity	10.47%	15.73%	16.73%	16.69%	10.82%	11.86%	13.33%	14.81%	13.67%
Return on average tangible stockholders' equity adjusted for non-core items:									
Net income excluding amortization of other intangible assets	$ 8,572	$ 13,406	$ 14,577	$ 14,917	$ 10,249	$ 33,777	$ 40,756	$ 48,892	$ 25,166
Add: net loss on investment securities, net of tax (a)	116	-	-	-	45	-	-	115	21
Less: net gain on investment securities, net of tax (a)	-	-	-	(24)	-	-	(1,939)	-	-
Add: net loss on asset disposals and other transactions, net of tax (a)	320	-	12	144	231	-	41	264	375
Less: net gain on asset disposals and other transactions, net of tax (a)	-	(9)	-	-	-	-	-	-	-
Add: acquisition-related expenses, net of tax (a)	4,784	533	302	200	5,348	-	222	5,737	5,548
Add: pension settlement charges, net of tax (a)	-	139	72	-	-	-	157	211	-
Add: system conversion expenses	-	-	-	-	-	1,259	-	-	-
Less: release of deferred tax asset valuation allowance	-	-	(805)	-	-	-	-	(805)	-
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	-	-	-	-	-	-	(705)	-
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	-	-	-	-	-	-	897	-	-
Net income excluding amortization of other intangible assets adjusted for non-core items	$ 13,792	$ 14,069	$ 14,158	$ 15,237	$ 15,873	$ 35,036	$ 40,134	$ 53,709	$ 31,110
Annualized net income excluding amortization of other intangible assets adjusted for non-core items	$ 55,320	$ 55,817	$ 56,170	$ 61,795	$63,666.43	$ 35,036	$ 40,134	$ 53,709	$ 62,736
Total average tangible stockholders' equity	328,276	338,170	345,758	362,523	379,909	284,685	305,683	330,024	371,264
Return on average tangible stockholders' equity adjusted for non-core items	16.85%	16.51%	16.25%	17.05%	16.76%	12.31%	13.13%	16.27%	16.90%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 and 2016 periods.

RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19	FY-16	FY-17	FY-18	YTD-19
Return on average assets:									
Annualized net income	$ 31,655	$ 50,485	$ 55,135	$ 58,274	$ 38,497	$ 31,157	$ 38,471	$ 46,255	$ 48,331
Total average assets	3,897,957	3,998,254	3,990,989	3,985,621	4,239,779	3,320,447	3,510,288	3,871,832	4,113,403
Return on average assets	0.81%	1.26%	1.38%	1.46%	0.91%	0.94%	1.10%	1.19%	1.17%
Return on average assets adjusted for non-core items:									
Net income	$ 7,892	$ 12,725	$ 13,897	$ 14,369	$ 9,598	$ 31,157	$ 38,471	$ 46,255	$ 23,967
Add: net loss on investment securities, net of tax (a)	116	-	-	-	45	-	-	115	21
Less: net gain on investment securities, net of tax (a)	-	-	-	(24)	-	-	(1,939)	-	-
Add: net loss on asset disposals and other transactions, net of tax (a)	320	-	12	144	231	-	41	264	375
Less: net gain on asset disposals and other transactions, net of tax (a)	-	(9)	-	-	-	-	-	-	-
Add: acquisition-related expenses, net of tax (a)	4,784	533	302	200	5,348	-	222	5,737	5,548
Add: pension settlement charges, net of tax (a)	-	139	72	-	-	-	157	211	-
Add: system conversion expenses	-	-	-	-	-	1,259	-	-	-
Less: release of deferred tax asset valuation allowance	-	-	(805)	-	-	-	-	(805)	-
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	-	-	-	-	-	-	(705)	-
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	-	-	-	-	-	-	897	-	-
Net income adjusted for non-core items	$ 13,112	$ 13,388	$ 13,478	$ 14,689	$ 15,222	$ 32,416	$ 37,849	$ 51,072	$ 29,911
Annualized net income adjusted for non-core items	$ 52,592	$ 53,115	$ 53,473	$ 59,572	$ 61,055	$ 32,416	$ 37,849	$ 51,072	$ 60,318
Total average assets	3,897,957	3,998,254	3,990,989	3,985,621	4,239,779	3,320,447	3,510,288	3,871,832	4,113,403
Return on average assets adjusted for non-core items	1.35%	1.33%	1.34%	1.49%	1.44%	0.98%	1.08%	1.32%	1.47%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 and 2016 periods.

CHUCK SULERZYSKI
President and Chief Executive Officer
P: 740.374.6163
C: 740.516.7584
Chuck.Sulerzyski@pebo.com

JOHN C. ROGERS
Executive Vice President
Chief Financial Officer and Treasurer
P: 740.376.7108
C: 412.952.1553
John.Rogers@pebo.com